Interest income, net (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Interest Income (Expense), Net [Abstract]
Interest income	¥ 73,729	$ 10,723	¥ 35,742	¥ 13,793
Interest expenses	(5,597)	(814)	(4,949)	0
Bank charges	(1,341)	(195)	(490)	(145)
Total	¥ 66,791	$ 9,714	¥ 30,303	¥ 13,648